Exhibit 99.3

The Next Evolution in Cellular Medicine

CONFIDENTIAL Page 2 Disclaimer This presentation has been prepared for use by GX Acquisition Corp. (“ GX ”) and Celularity, Inc. (“ Celularity ”) in connection with their proposed business combination (the “ Business Combination ”). This presentation, and any information disclosed, whether in writing or orally, to you as part of (or otherwise in connec tio n with) this presentation, is for information purposes only and is being provided to you solely in your capacity as a potential inves tor in considering an investment in GX, may not be used for any other purpose and may not be reproduced or redistributed, in whol e or in part, without the prior written consent of GX and Celularity. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of thi s p resentation or any portion of this presentation to any person is prohibited. 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OUR VISION Next Evolution in Off - the - shelf Allogeneic Cellular Therapies, at Greater Scale & Quality with Attractive Economics CONFIDENTIAL Page 3 To harness the placenta’s unique biology and ready availability to develop therapeutic solutions Lead the evolution in placental - derived therapeutics: advance the discovery of the placenta as a limitless, renewable source of neonatal cells, which are biologically preferred to cells from adult bone marrow or peripheral blood Target large markets with high unmet need : broad therapeutic application including cancer, degenerative, and infectious diseases Develop safe and effective therapies : leverage inherent advantages of placental - derived cells to produce uniform, scalable and optimized cellular therapies Deliver off - the - shelf, cost effective therapies : cryopreserved allogeneic cellular therapies that clinicians can access on demand and off - the - shelf, enabling repeat dosing/multiple cycles as required in an outpatient setting

Strong intellectual property portfolio with over 1,500 issued and pending patents worldwide KEY INVESTMENT Highlights CONFIDENTIAL Page 4 Proprietary placenta - based platform developed over a 20 - year history Broad pipeline of novel, investigational product candidates across therapeutic areas and indications of high unmet need Purpose - built 150,000 sqft cell manufacturing facility with a highly scalable and optimized production process Experienced management team with deep expertise in cell therapy to advance the Company 1 6 5 4 2 Robust preclinical differentiation, encouraging clinical data and rapid path to approval 3

Celularity A Leader In Cellular Therapeutics

CELULARITY: COMPANY HISTORY

Celgene Spin-out (2017) Leveraging 20+ Years of Cellular Therapeutics Innovation

- **2000** – Anthrogenesis Corporation: Founded by Dr. Robert Hariri
- **2002** – Celgene: Anthrogenesis acquired by Celgene, becomes Celgene Cellular Therapeutics
- **2003**
- **2005** – Allogeneic Placental Mesenchymal-like Stromal Cells in Crohn's, DFU
- **2015** – Juno Therapeutics: Celgene & Juno Therapeutics autologous CAR-T collaboration
- **2015** – bluebird bio: Celgene & bluebird bio autologous CAR-T collaboration
- **2016** – FIH allogeneic Placental-derived NK cell therapy product (Placental NK-007)
- **2017** – celularity formed from Celgene Cell Therapeutics spin-out
- **2017** – $45M Series A Financing
- **2018** – FIH cryopreserved allogeneic Placental-derived NK cell therapy product (CYNK-001)
- **2018** – $210M Series B Financing
- **2019** – Allogeneic Placental Pluripotent Cell program launched (APPL-001)
- **2019** – Placental Exosome program launched (pExo)
- **2019** – IND Safe to Proceed CYNK-001 in GBM
- **2020** – $100M Series B-1 Financing
- **2020** – Genetically-modified NK cell therapy program launched (CYNK-101)
- **2020** – IND Safe to Proceed CYNK-001 in COVID-19
- **2020** – Placental T-cell/CAR-T program launch (CyCART-19)

KEY: *CORPORATE MILESTONE* *CLINICAL MILESTONE* *FINANCIAL MILESTONE*

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CELULARITY IMPACT™ PLATFORM

Capitalizing on the Benefits of Placenta Derived Cells to Target Multiple Diseases

INHERENT ADVANTAGES OF PLACENTAL BASED CELLS

- ✓ Abundant and evergreen starting cell source for allogeneic off-the-shelf therapies
- ✓ High expandability, persistence and stemness
- ✓ Immunological naivete allows for improved safety profile of therapeutic products

PROMISING BASIC AND TRANSLATIONAL RESEARCH

- Preclinical and early clinical data demonstrate various biological activities suitable for therapeutics across multiple therapeutic areas
- Potential for multiple highly effective placental-derived product platforms, all enabled by the new, purpose-built manufacturing facility

Celularity IMPACT™

(*I*mmuno-*M*odulatory *P*lacenta-derived *A*llogeneic *C*ell *T*herapy)


HEMATOLOGICAL MALIGNANCIES
SOLID TUMORS
celularity
DEGENERATIVE DISEASES
INFECTIOUS DISEASE

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CELULARITY'S SINGLE-SOURCE, PLACENTA-BASED PLATFORM DRIVING BROAD PIPELINE

Four Key Cell Types Driving Six Initial Indications and Potential for Further Expansion



SINGLE SOURCE MATERIAL
4 ALLOGENEIC CELL TYPES
4 KEY PROGRAMS
6 INITIAL INDICATIONS
Placenta
Placental CAR-T
CyCART-19
B-Cell Malignancies
Unmodified NK
CYNK-001 (cryopreserved)
AML
Glioblastoma Multiforme
COVID-19
Genetically Modified NK
CYNK-101 CD16VP+ mAb
HER2+ Gastric Cancer
Placental Mesenchymal-like Stromal Cells
APPL-001
Crohn's
FUTURE OPPORTUNITIES AND INDICATIONS (2025+)
Potential Future CAR Constructs for Oncological Indications
CD22
CD123
BCMA
GD2
Her2
Myelodysplastic Syndrome (MDS)
Infectious Disease (ID)
Potential Future Monoclonal Antibodies for Combination Oncology Therapies
Erbitux
Rituxan
Daratumumab
Durvalumab
ARDS
Pulmonary Sarcoidosis
= INITIAL INDICATIONS OF FOCUS

MANUFACTURING >> Purpose-built, fully integrated manufacturing facility; rapidly scalable, end-to-end supply chain

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Pipeline Overview

Broad Pipeline Across Oncology and Degenerative Diseases; Catalyst Rich 24 Months Ahead

	CELL TYPE	PROGRAM	INDICATION	2021	2022
HEMATOLOGIC MALIGNANCIES	CAR-T	**CyCART-19**	B-Cell Malignancies	IND Submission; Phase I	Pivotal Phase II
	Unmodified Natural Killer Cell	**CYNK-001** (cryopreserved)	Acute Myeloid Leukemia (AML)	Phase I; Pivotal Phase II	Pivotal Phase II
SOLID TUMORS	Genetically Modified Natural Killer Cell	**CYNK-101 + mAb**	HER2+ Gastric Cancer	IND Submission; Phase I/IIa	Phase I/IIa; Pivotal Phase II
	Unmodified Natural Killer Cell	**CYNK-001** (cryopreserved)	Glioblastoma Multiforme (GBM)	Phase I/IIa; Pivotal Phase II	Pivotal Phase II
DEGENERATIVE DISEASES	Placental Mesenchymal-like Stromal Cell	**APPL-001**	Crohn's Disease	IND Submission	Phase I/IIa

3
Upcoming IND Submissions
(2021E)

5
Programs in the clinic by end of 2021

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Celularity benefits from Celgene’s 20 year+ investment in developing the technologies and capabilities required to manufacture cellular products at scale with consistent and reliable quality PURPOSE BUILT FACILITY FOR COMMERCIAL - SCALE CELLULAR THERAPEUTIC MANUFACTURING ▪ $80M investment in cGMP / cGTP manufacturing ▪ Enables greater control, efficiency and optimization than is achievable by outsourcing to contract manufacturing organizations (CMOs) alone STAFFED BY OVER 100 HIGHLY SPECIALIZED SCIENTISTS, ENGINEERS & TECHNICIANS. ▪ Optimized, product - specific CMC, QA/QC and manufacturing processes accelerate product development, production and commercialization ▪ Over 2 decades of experience with source material procurement COMMERCIAL SCALE, GMP - READY ▪ 9 Grade C/ISO 7 suites ▪ 6 Grade D/ISO 8 labs ▪ Dedicated translational research labs MANUFACTURING OVERVIEW Fully Integrated, Purpose Built Commercial Scale Manufacturing Site Including Translational Research & Biorepository CONFIDENTIAL Page 10

EXPERIENCED MANAGEMENT TEAM With Deep Expertise in Cell Therapy CONFIDENTIAL Page 11 S olveig Ericson, MD, PhD VP Medical Affairs Krzysztof Grzegorzewk , MD VP Medical Affairs Selected Approvals by Medical Team Sharmila Koppisetti , MD VP Drug Safety Pharmacovigilance Senior Medical Team Chi Li, PhD, MBA, RAC SVP Regulatory Affairs Robert J. Hariri, MD, PhD Founder & CEO John Haines Chief Operating Officer Andrew Pecora, MD, FACP, CPE President of Medical Affairs Xiaokui Zhang, PhD Chief Scientific Officer D avid Beers Chief Financial Officer Executive Leadership Team Gregory Berk, M.D. Chief Medical Officer

Celularity Pipeline Overview

CyCART - 19 B - Cell Malignancies

CyCART-19 OVERVIEW
Celularity Approach and Advantages

CAR-T approach

Background

Allogeneic approaches have important advantages

- Off-the-shelf for on-demand use
- Eliminates lengthy wait time for patient
- Scalable manufacturing and simplified logistics instead of "one batch, one patient"

The Placenta Advantage

Among allogeneic, placenta may be key differentiator

- Rationale for greater stemness, expandability, persistence
- Abundant renewable starting cell source for allogeneic therapies
- Potential for improved safety profile due to immunological naivety

Celularity Approach

Strong pre-clinical evidence of anti-tumor activity

CyCART-19 in R/R B-Cell NHL IND submission : Q2 2021

Phase 1 (safety and dose finding) start Q3 2021

Advantages

MANUFACTURING COMPLEXITY

Cell Therapy Technology Scorecard	CAR-T THERAPIES: AUTOLOGOUS	CAR-T THERAPIES: OTHER ALLOGENEIC	CAR-T THERAPIES: CELULARITY CyCART-19
Source Procurement Non-invasive Collection / Reliable Procurement	✗	✗	✓
Lower COGs Standardized, Scalable Manufacturing	✗	✓	✓+
Starting Material Consistent Quality and Phenotype	✗	✗	✓
Ability to Readily Expand While Maintaining a Less Differentiated Phenotype	✗	✗	✓
"Off-the-Shelf" Treatment	✗	✓	✓+
Ability to Re-dose Patients (if Necessary)	✗	✓	✓+

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C y C A R T - 1 9 D # 1 C y C A R T - 1 9 D # 2 C y C A R T - 1 9 D # 3 P B M C 0 20 40 60 80 100 CD19 CAR+ T cell Differentiation Status + ( % ) Tscm/ naïve Tcm Tem Teff Marker Naïve Stem Cell Memory Central Memory Effector Memory Phenotype CD45RA + + - +/ - CD27 +++ +++ ++ +/ - CCR7 +++ +++ ++ - CD28 ++ +++ +++ +/ - Function Telomere +++ +++ ++ + Self - renewal + +++ ++ + IFN - g - + ++ +++ IL - 2 - ++ +++ +/ - Cytotoxicity - +/ - + +++ Adopted from Gattinoni et al. Nature Reviews Cancer 2012 Established Robust Process to Ensure High Product Quality Stem Cell Memory = Greater Proliferative Potential, Increased Persistence in vivo High proportion Tscm cells remain in CyCART - 19 post expansion CyCART - 19 starting material consists mostly of T stem cell memory (Tscm) cells CELULARITY C yCART - 19 Demonstrated T Stem Cell Memory Characteristics CONFIDENTIAL Page 15 Day 0 P - T cells T N a i v e / s c m T c m T e m T e f f 0 20 40 60 80 100 P-T cell Differentiation Status + ( % ) (N=12) Day 15 CD19 CAR+ T cells (N=3) C D 4 5 R A C D 2 7 C C R 7 C D 2 8 P D - 1 0 20 40 60 80 100 CyCART-19 CAR+ Marker Expression + ( % )

▪ CyCART - 19 demonstrates significantly reduced tumor burden and survival benefit compared to adult blood - derived CD19 CAR - T cells ▪ CyCART - 19 eliminated tumor and resulted in 100% survival out to 120 days ▪ CyCART - 19 “ memory” characteristics demonstrated via: – Extended survival out to 215 days upon tumor re - challenge on Day 122 – Differentiated persistence at end of study to elicit prolonged antitumor activities Source: Celularity Data Bioluminescence Imaging Survival End of Study CyCART Analysis 0 30 60 90 120 150 180 210 0 20 40 60 80 100 Days S u r v i v a l Re-challenge (d122) C yCART - 19 DEMONSTRATES SUPERIOR ANTI - LYMPHOMA ACTIVITIES & SURVIVAL Greater Efficacy & Persistence, Prolonged Immune Attack upon Tumor Recharging Page 16 CONFIDENTIAL

▪ Placental T (P - T) cells do not induce xenogeneic GvHD in vivo – Evidenced by 100% survival , no weight loss , no increase in detection of any human CD3+ T cells in P - T treated mice – PBMC - treated mice exhibited significant weight loss, death of all mice, and increase of detection of human CD3+ T cells at Day 2 8 ▪ Celularity includes CRISPR - mediated TRAC KO in its process as a risk mitigation strategy to prevent GvHD – 97 - 99% TRAC KO efficiency achieved in CyCART - 19 cells P B M C P - T # 1 P - T # 2 P - T # 3 0 20 40 60 80 100 CD3+ P e r c e n t a g e o f v i a b l e c e l l s Week 2 Week 4 NCG mice Day 0 Day 45 PBMC (IV 30M) P - T cells (IV, 30M) Endpoint • Body Weight • CD3+ T cells in blood C y CART - 19 CELLS DO NOT INDUCE XENOGENEIC GvHD IN VIVO Efficient TCR Knockout as Risk Mitigation CONFIDENTIAL Page 17 Source: Celularity Data

KEY TAKEAWAYS ▪ Celularity has established a robust process to obtain placental T naive/ scm population as source materials to produce off - the - shelf, highly scalable CyCART - 19 cells ▪ CyCART - 19 demonstrates stem cell memory characteristics as evidenced by superior in vivo persistence and durable antitumor activity in preclinical models ▪ CyCART - 19 cells outperform adult blood - derived CART cells by significantly greater persistence and longer survival in preclinical studies ▪ Early data suggesting no signs of GvHD ▪ Note: If Phase 1 successful, Celularity plans to pursue a pivotal Phase 2 basket trial across major B - cell malignancies (subject to FDA discussions) CLINICAL PLAN ▪ 2Q21: IND Submission Expected ▪ 3Q21: Phase I Study Start ▪ 1Q22: Phase II Study Start CONFIDENTIAL Page 18 C y CART - 19 Summary

CYNK - 001 AML

NK CELL OVERVIEW
Celularity Approach and Advantages

NK approach

Background	**NK cells are natural immune cells that eradicate both cancer and virus-infected cells**
The Placenta Advantage	**Placental-derived NK cells exhibit distinct characteristics:** ▪ Different maturation and activation state ▪ Immature phenotype ▪ CYNK cells possess longer telomere length in comparison to peripheral blood (PB) NK cells, which suggests high in-vivo proliferation and persistence
Celularity Approach	**Phase 1 study in R/R AML showed early signs of clinical benefit (2 out of 8 efficacy evaluable pts)** **CYNK-001 moving into randomized Phase 2 (Q1 2021)** ▪ High-risk patients (MRD+ disease) ▪ Leukemia free survival at 12 months is primary end-point ▪ Potential registrational study **CYNK-101 moving into Phase 1/2a (Q3 2021)**

Advantages

		NK CELL THERAPIES	
	Cell Therapy Technology Scorecard	ADULT DONOR DERIVED	CELULARITY CYNK-001 & CYNK-101
MANUFACTURING COMPLEXITY	**Source Procurement** Non-invasive Collection / Reliable Procurement	✓	✓
	Lower COGs Standardized, Scalable Manufacturing	✓	✓+
	Starting Material Consistent Quality and Phenotype	✓	✓
	Ability to Readily Expand While Maintaining a Less Differentiated Phenotype	✗	✓
	“Off-the-Shelf” Treatment	✓	✓+
	Ability to Re-dose Patients (if Necessary)	✗	✓+

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CML, AML, MM IN VITRO KILLING IFN - G PRODUCTION PRIMARY AML KILLING CYNK - 001 activation releases high concentration of IFN - g, favoring Th1 responses CYNK - 001 exerted up to 60% specific lysis against primary AML samples at an Effector: Target (E:T) ratio of 3:1 AML: PRE - CLINICAL DATA Shows Evidence of Significant Leukemia Killing CYNK - 001 demonstrates robust killing (cytolytic) against CML, AML, MM cell lines and primary AML samples CML AML MM Source: Celularity Data CONFIDENTIAL Page 21

FIRST ALLOGENEIC PLACENTAL HSCS-DERIVED NK CELL IMMUNOTHERAPY

Biological Characteristics Suggest Greater Therapeutic Potential

Proprietary process generates highly scalable, allogeneic, off-the-shelf NK cells from placental hematopoietic stem cells	▪ CYNK-001 investigated in two Phase I studies for refractory and relapsed Acute Myeloid Leukemia (r/r AML) and Multiple Myeloma (MM) post autologous stem cell transplant – CYNK-001 was well tolerated in 25 participants treated
Placental derived cells potentially differentiated from PB NK cells	▪ High expression of NCRs and low expression of CD16 and KIR, indicating immature phenotype characteristics ▪ Longer telomere length, suggesting potential high in vivo proliferation and persistence
High in vitro cytolytic activity against a broad range of tumor cell lines, in vivo maturation and anti-tumor activities, high cytolytic cytokines (e.g. IFNg, Granzyme) production	▪ Low to no expression of PD-1, TIGIT, LAG-3, TIM-3

CONFIDENTIAL

Source: Wunderlich et al. Blood 2012; 120:580. Kang et al. Front Immunol. 2013; 4:101.

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DESIGN ▪ Dose escalation study ▪ Conditioning with cyclophosphamide and fludarabine – Fludarabine 25 mg/m2 x 5 days start day - 6 – Cyclophosphamide 60 mg/kg x 2 days on day - 5 and - 4 (omit Day - 4 if within 4 months of prior transplant) ▪ CYNK - 001 administered IV followed by up to 6 rhIL - 2 injections – rhIL - 2 at 6 million units subcutaneously beginning Day 0, every other day for 6 total doses PHASE I RESULTS ▪ CYNK - 001 well tolerated in a heavily pre - treated AML patient population – 11 r/r AML patients enrolled, 10 treated with single dose of CYNK - 001, no DLTs 1 , no GvHD, no detectable HLA allo - antibody – 8 of 10 patients were efficacy evaluable; the other 2 patients were not due to inadequate bone marrow (BM) for evaluation – 2 of 8 efficacy evaluable patients (both treated at 10M cells/kg) had evidence of clinical benefit – CRp 2 at Day 21 – MLFS 3 at Day 14 CYNK - 001 - AML - 001 FIRST - IN - HUMAN STUDY Phase I Study in Relapsed / Refractory Acute Myeloid Leukemia Showed Early Signs of Clinical Benefit CONFIDENTIAL Page 23 Note: NCT02781467 1 DLT: Dose Limiting Toxicity; 2 CRp : Complete Remission with incomplete platelet recovery; 3 MLFS: Morphologic Leukemia Free State

0 1 0 0 2 0 0 3 0 0 4 0 0 5 0 0 6 0 0 Day 28 Day 21 Day 14 Day 7 Day 0 screening (-) control (+) control HLA-A/B/C Panel Reactive Antibody Test FITC Geom. Mean CYNK - 001 Persisted, Matured and Proliferated in AML Source: AACR 2019 poster: Immune monitoring of CYNK - 001, an allogeneic, off the shelf NK cell in a Phase I study of acute myeloi d leukemia”, Celularity data CONFIDENTIAL Page 24 CYNK - 001 demonstrated persistence up to 28 days (mean=11days) Persistent CYNK - 001 cells matured and proliferated CYNK - 001 demonstrated effector function post infusion A bsence of allo - HLA antibodies in all subjects No detectable exhaustion on CYNK - 001 cells

PIVOTAL RANDOMIZED PHASE 2 TRIAL

Evaluating CYNK-001 in MRD+ AML

SCREENING

Confirm MRD+ bone marrow Aspirate (BMA)

RANDOMIZE

Arm A:
CYNK-001 + SOC ASCT*
N=60

Arm B:
SOC ASCT
N=60

RESPONSE ASSESSMENTS

- **Clinical response** (BMA):
  - Day 28 and 3, 6, 9, and 12 months post ASCT
- **MRD assessment**:
  - Arm A: Post-CYNK-001/pre ASCT
  - Arm A and B: Day 28 and 3, 6, 9, and 12 months post ASCT

PIVOTAL RANDOMIZED PHASE 2 STUDY (EFFICACY)

- **CYNK-001 + SOC ASCT vs SOC ASCT**
- Two-arm randomized (1:1) SOC ASCT with or without CYNK-001
- CYNK-001 dose from Phase 1 CYNK-001-AML-001 study
- N=120
- **Primary Endpoints**: Leukemia free survival at 12 months
- **Secondary Endpoints**: OS at 12 months, MRD conversion rate

KEY ELIGIBILITY CRITERIA:

- Subjects with AML in morphologic CR with MRD+ disease
- Transplant eligible with an identified donor

CONFIDENTIAL

*SOC ASCT= Standard of care Allogeneic stem cell transplant

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KEY TAKEAWAYS ▪ NK cells are n atural immune cells that eradicate both cancer and virus - infected cells – Key mediators of antibody - dependent cellular cytotoxicity ▪ Placental derived NK cells exhibit distinct characteristics: – Different maturation and activation state – Immature phenotype ▪ CYNK cells possess longer telomere length in comparison to PB NK cells, which suggests high in - vivo proliferation and persistence CLINICAL PLAN ▪ Current: Phase I Enrollment ▪ 1Q21: End of Phase I Meeting with FDA ▪ 1Q21: Phase II Study Start CONFIDENTIAL Page 26 CYNK - 001 IN AML Summary

CYNK - 101 HER2+ Advanced Esophageal / Gastric Adenocarcinoma

GENETICALLY MODIFIED NK PROGRAM

Improving Anti-Tumor Killing Power of CYNK Program

RATIONALE

- Engineering CYNK cells with high affinity and cleavage resistant (CD16VP) expected to improve affinity for IgG1 therapeutic antibodies, resist activation induced cleavage and improve overall ADCC potential
  - CD16 polymorphism impacts IgG affinity and thus ADCC
  - CD16 158 V/V – highest affinity for IgG1 and IgG3 and directly correlate with clinical responses
  - ~10% of population are homozygous for high affinity CD16 158V/V
  - Activation by cytokines or tumor cells leads to CD16 cleavage
  - CD16 cleavage by ADAM-17 – blocked by S→P mutation at position 197

OPPORTUNITIES

- Enable combination therapy with ADCC mediating therapeutic mAb therapies
- Augment CYNK clinical program with <u>added "punching power" of Genetic Modification</u>



Antibody-Dependent Cellular Cytotoxicity
Lysis
Target Recognition
NK
CD16
Tumor Cell
CD16VP
Antibody
Tumor antigens



CD16VP Lentiviral Construct
WT CD16a sequence with modifications
Promoter
197 P
EF1a
S
158 V
Ig-Like Domain 1
Ig-Like Domain 2
Fc engaging domain
158 V
Membrane proximal
cleavage site
197 P
FcεRI-γ / CD3ζ

CONFIDENTIAL *Source: Celularity Data* Page 28

CYNK-101 DEMONSTRATES EFFECTIVE ANTITUMOR ACTIVITY

Against Gastric Cancer Cell Lines in Conjunction with Anti-HER2 Monoclonal Antibody

RESULTS

- Significant ADCC activity of CYNK-101 in combination with Herceptin against both gastric cancer cell lines was shown at E:T ratio of 2:1 over 24h in comparison with that of CYNK Non-Transduced (NT) or IgG control

CONCLUSION

- Demonstrated ADCC activity of CYNK-101 in combination with Herceptin against HER2+ gastric cancer cells
  - HER2+ Gastric demonstrated to be an immunologically susceptible tumor type with evidence of strong NK cell infiltration



NCI-N87 E/T 2:1
Killing Index
100
90
80
70
60
50
40
30
20
10
0
0
3
6
9
12
15
18
21
24
Hours
36.16
34.71
32.22
17.86
5.58
2.13
Target cells alone
CYNK-101 + IgG
CYNK-NT + IgG
CYNK-NT + Herceptin
CYNK-101 + Herceptin



OE19 E/T 2:1
Killing Index
100
90
20
10
0
0
3
6
9
12
15
18
21
24
Hours
77.19
52.61
45.43
16.92
Target cells alone
CYNK-101 + IgG
CYNK-NT + IgG
CYNK-NT + Herceptin
CYNK-101 + Herceptin

CONFIDENTIAL *Source: Celularity Data* Page 29

% Specific Lysis ADCC WITH RITUXIMAB ADCC WITH ELOTUZUMAB ADCC WITH DARATUMUMAB % Specific Lysis % Specific Lysis CY NK - 101 + mAb CYNK + mAb CYNK - 101 + IgG CYNK + IgG E:T Ratio (Against Daudi) ▪ Improved ADCC response observed from CYNK - 101 compared to unmodified CYNK cells against lymphoma cell lines in combination with: Rituximab, Daratumumab and Elotuzumab antibodies ▪ IND - enabling studies on - going to evaluate CYNK - 101 + mAbs in subcutaneous and orthotopic tumor models CONFIDENTIAL Page 30 CYNK - 101 PROVIDES A PLATFORM For a Variety of mAb Combination Therapies

KEY TAKEAWAYS ▪ CYNK - 101 adds “punching power” to the CYNK - 001 platform via genetic modification ▪ When combined with Herceptin demonstrates ADCC activity against HER2+ Gastric Cancer cells – Joint impact of modified NK cells + mAb shows improved immunologic response with added NK cell killing CLINICAL PLAN ▪ 2Q21: IND Submission ▪ 3Q21: Phase I/ IIa Trial Start ▪ 2Q22: Pivotal Phase II Study Start CONFIDENTIAL Page 31 CYNK - 101 IN HER2+ GASTRIC CANCER Summary

Degenerative Diseases

One Placenta > 100,000 Doses Master Cell Stock Working Cell Stock Target Product Profile ▪ Culture expanded, undifferentiated Mesenchymal - like Stromal Cells (MSCs) ▪ Composition: CD34 - , CD10+, CD105+, and CD200+ ▪ MOA: Immune - modulatory, anti - inflammatory, pro - angiogenic, cytoprotective, pro - regenerative ▪ Targets: auto - immune disorder, inflammation, wound healing, tissue repair ALLOGENEIC PLACENTAL PLURIPOTENT CELLS: SCALABLE & OFF - THE - SHELF Clinical Stage CONFIDENTIAL Page 33 Source: Celularity Data

NEWLY DEVELOPED APPL PROGRAM

Leveraging Legacy Placental Mesenchymal-like Stromal Cell Studies to Expand to Degenerative Diseases

IV Formulation

50+ patients dosed in **multiple Crohn's Disease studies**

- Clinical response rates were significantly higher in IV Formulation treatment groups compared with the placebo group
- Response rates were 43% points in the treatment group vs 0% in the placebo group on Day 365
- Well-tolerated, no SAEs at therapeutic dose

IM Formulation

140+ patients dosed in **Diabetic Foot Ulcer (DFU) and Diabetic Peripheral Neuropathy Ph II studies**

- IM Formulation has systemic microvascular/neovascularization effects
- Enhanced healing of diabetic foot ulcers compared to placebo
- Improvement of retinopathy
- Well-tolerated, no SAEs at therapeutic dose



PDA-001-CD-002 Clinical Response Rate (%)
Response rate (%)
50
40
30
20
10
0
5/15 (33.3%)
p*=0.042
5/13 (38.5%)
p*=0.013
0/13 (0%)
1 unit
4 units
Placebo
Treatment Group
*p values were based on Fisher exact test to compare each treatment group with placebo



PDA-002-DFU-002 Index Ulcer Complete Wound Closure Responder
(subjects with PAD)
Responder Rate + SE (%)
60
50
40
30
20
10
0
38.5%
(10/26)
29.6%
(8/27)
35.7%
(5/14)
34.3%
(23/67)
22.6%
(7/31)
3 x 106 cells
10 x 106 cells
30 x 106 cells
Combined Doses
Placebo
Treatment Group



PDA-002-DFU-002 Index Ulcer Complete Wound Responder
(subjects with PAD)
Responder Rate (%)
45
40
35
30
25
20
15
10
5
0
10/26 (38.5%)
8/27 (29.6%)
5/14 (35.7%)
23/67 (34.3%)
7/31 (22.6%)
3 x 106 cells
10 x 105 cells
30 x 105 cells
Combined Doses
Placebo
Treatment Group

CONFIDENTIAL

Source: Celularity Data

Page 34

NEWLY DEVELOPED APPL PROGRAM Leveraging PDA Cells and Develop New APPL Candidate Genetically Modified APPL with Greater Safety Profile ▪ Tissue factor (TF) Knockout (KO) in APPL using CRISPR/Cas9 to reduce potential safety risk associated with TF ▪ Identified two of four CRISPR guide RNAs showing >95% high KO efficiency ▪ Demonstrated sustained TF KO throughout culture expansion ▪ APPL - TFKO cells significantly reduced TF activity ▪ TF KO showed no effect on cell proliferation and viability Novel Media and Culture Method Established to Develop APPL with Greater Potency ▪ Demonstrate immune modulation and regenerative functionality ▪ New IP opportunities in process and product composition APPL - TFKO CONFIDENTIAL Page 35 Source: Celularity Data

KEY TAKEAWAYS ▪ Culture - expanded, undifferentiated mesenchymal - like stromal cells – Genetically modified with tissue factor (TF) knockout (KO) ▪ Mechanism of Action: – Immune - modulatory, anti - inflammatory, pro - angiogenic, cytoprotective and pro - regenerative CLINICAL PLAN ▪ 2H21: IND Submission ▪ 1H22: Phase I/ IIa Trial CONFIDENTIAL Page 36 APPL IN CROHN’S DISEASE Summary

Transaction Summary

TERMS OF TRANSACTION

Overview

Transaction Summary	▪ Celularity Inc. (“Celularity”) intends to combine with GX Acquisition Corp. (“GX”, NASDAQ: GXGX) pursuant to a merger agreement and plan of reorganization (the “Merger Agreement”) − Celularity is a clinical-stage biopharmaceutical company that is leveraging the unique biology and availability of the placenta to deliver off-the-shelf allogeneic cellular therapies at unparalleled scale and quality with competitive economics − GX is a special purpose acquisition company whose sponsor, GX Sponsor LLC, is managed by the principals of Trimaran Capital Partners ▪ The transaction values Celularity’s equity at $1.25bn ▪ The transaction will be supported by a PIPE placement of ~$80 million[1]. The implied post-transaction equity value at $10 / share and assuming all warrants remain outstanding at close, no redemptions from GX public stockholders and PIPE proceeds of ~$80mm will be ~$1.7bn. ▪ Transaction expected to close in Q2 2021
Robust, Long-Term Investor Base	▪ Pursuant to the Merger Agreement, all existing Celularity stockholders will roll their equity into the newly-formed public company ▪ Strong investor group to support the transaction via participation in the PIPE, including affiliates of Starr Insurance Companies, Dragasac Limited, Sorrento Therapeutics and other unaffiliated institutional investors
Use of Proceeds	▪ As of 12/31/20 and pro forma for the business combination, the company is expected to have ~$375mm in cash assuming a PIPE placement of ~$80 million and no GX stockholder redemptions − Proceeds will be used fund Celularity’s operations into 2024, including R&D efforts and the clinical development and commercialization of the placental CAR-T (CyCART-19), unmodified NK (CYNK-001), genetically modified NK (CYNK-101) and allogeneic placental pluripotent cell (APPL) programs − Proceeds will also be used to pay Celularity’s transaction expenses and GX’s expenses
Management & Board	▪ Company to be led by Celularity’s existing senior management team ▪ Company’s directors to include two GX designees and one mutually agreed upon independent director, with remaining directors designated by Celularity

CONFIDENTIAL

[1] Represents approximate proceeds to be received pursuant to the PIPE placement, and the final PIPE placement amount could be slightly more or less depending on the finalization of PIPE subscription agreements with certain potential PIPE investors.

Page 38

TERMS OF TRANSACTION

Pro Forma Valuation and Ownership

Illustrative Pro Forma Valuation

$mm, except per share; mm shares		
Price per Share (illustrative)	$	10.00
Pro Forma Fully Diluted Shares Outstanding		*167*
Pro Forma Equity Value	**$**	**1,668**
Estimated standalone Celularity cash		(53)
Cash to Balance Sheet from Business Combination		(322)
Estimated pro forma debt at close		-
Pro Forma Enterprise Value	**$**	**1,293**

Pro Forma Ownership

	Shares (mm)	% Ownership
Current Celularity shareholders, optionholders and warrantholders	123	74%
Public GX Shareholders	29	17%
GX Sponsor	7	4%
PIPE Investors	8	5%
Total	**167**	**100%**

Sources of Funds

$mm		
Cash Held in Trust (12/31/20E)	$	292
PIPE Proceeds		80
Celularity Shareholder Equity Rollover		1,250
Total Sources of Funds	**$**	**1,622**

Uses of Funds

$mm		
Equity Issued to Celularity shareholders, optionholders and warrantholders	$	1,250
Cash to Balance Sheet		322
Estimated Transaction Fees & Expenses		50
Total Uses of Funds	**$**	**1,622**

CONFIDENTIAL

Assumes estimated Celularity cash and debt at 12/31/20, an ~$80 million PIPE issuance at $10 / share, that there are no stockholder redemptions and that the Celularity Shareholder Equity Rollover is issued at the GX stockholder redemption price per share, estimated at $10.15. Pro Forma ownership assumes impact of pro forma options and other dilutive securities on a fully diluted and net-share settled basis, calculated according to Treasury Stock method dilution at an illustrative $10 pro forma share price. Pro Forma ownership includes an estimated 26.9mm pro forma options that will be held by existing Celularity shareholders and employees at closing, with an estimated weighted average pro forma exercise price of $3.76 and includes an estimated 19.7mm pro forma warrants held by existing shareholders with an estimated weighted average pro forma exercise price of $7.31 that can be exercised for cash, remain outstanding or can be exercised on a cashless basis. Pro Forma ownership does not include an aggregate of 21.375mm GXGX warrants with an exercise price of $11.50 / share.

Page 39

CONFIDENTIAL Page 40 USE OF PROCEEDS Transaction Overview ▪ Approximately $375 million 1 of cash as of 12/31/20, pro forma for the business combination, projected on the combined company balance sheet to pursue Celularity’s research and development programs − Expected to provide cash runway into 2024, based on management’s current clinical development assumptions ▪ Projected proceeds will be primarily used to fund Celularity’s research and development programs, including: − Approximately $20 – $30 million to fund Phase 1 and Phase 2 pivotal trials for its CyCART - 19 program in relapsed refractory B - cell NHL − Approximately $30 – $40 million to fund Phase 1 and Phase 2 pivotal trials for its CYNK - 001 program in MRD+ AML − Approximately $40 – $60 million to fund Phase 1 and Phase 2 for its CYNK - 001 program in Glioblastoma Multiforme − Approximately $80 – $100 million to fund Phase 1 and Phase 2 pivotal trials for its CYNK - 101 program in Gastroesophageal Junction / Gastric HER2+ Adenocarcinoma − Approximately $20 – $30 million to fund Phase 1/2a pivotal trial for its APPL - 001 program in Crohn’s Disease 1 Assuming $50mm estimated transaction fees and expenses, a PIPE placement of ~$80mm and no GX stockholder redemptions.

NEAR-TERM MILESTONES

To Achieve the Next Advance in Placenta-based Cell Therapy

Achievements to Date

June 2019: Submitted IND for CYNK-001 in AML

December 2019: Completion of Phase 1/2 (manufacturing) at Florham Park

January 2020: Received FDA Safe to proceed on IND for CYNK-001 in GBM

March 2020: Completed $100mm Series B-1 financing

April 2020: Received FDA Safe to proceed on IND for CYNK-001 in COVID-19

Expanded collaboration with Lung Biotechnology for CYNK-001 to include COVID-19 and ARDS indications

September 2020: Completion of Facility at Florham Park

Key Near-Term Development Milestones

CyCART-19

- 1H21: IND Submission Expected
- 3Q21: Phase I Study Start

CYNK-001

- 1H21: End of Phase I Meeting with FDA (AML)
- 1H21: Phase II Study Start (AML)
- 2H21: Pivotal Phase II Trial (GBM)

CYNK-101

- 1H21: IND Submission
- 3Q21: Phase I/IIa Trial Start

APPL-001

- 2H21: IND Submission

CONFIDENTIAL

Page 41

Appendix Clinical Programs Additional Detail

PLATFORM

CELULARITY IMPACT™ PLATFORM

Broad IP Protection Across All Lead Programs


PLACENTA-DERIVED CELLULAR PLATFORMS
PLACENTAL NK
15 PATENT FAMILIES
PNK Broad Background Patent
Genetically Modified PNK Patents
Cryopreserved PNK (CYNK-001) Patents
Cryopreserved Genetically Modified PNK (CYNK-101) Patents
Process Patents
Treatment of AML & MM
Treatment of GBM
Process Patents
Product Characterization Patents
Cryopreserved Genetically Modified PNK (CYNK-101) Patents
PLACENTAL CAR-T
2 PATENT FAMILIES
Celularity Placental CAR-T Patents
Early CAR Receptor Technology
CAR Receptor Method & Composition
Anti-CD19 CAR Receptor
Product Characterization
PLACENTAL-DERIVED MESENCHYMAL-LIKE STROMAL CELLS
25 PATENT FAMILIES
APPL/PDAC Patents
Product Characterization & Method of Production
Product Description & Indication Patents

CONFIDENTIAL

Page 43

PLATFORM

CELULARITY IMPACT™ PLATFORM

The Placenta as a Renewable Allogeneic Source, with Purpose-Built Commercial Scale Manufacturing


PLACENTA-DERIVED CELLULAR PLATFORMS
PROCESSES
PRODUCTS
INDICATION
Placental NK
CD34+ Cells
Lymphocytic Progenitors
CYNK-001
Acute Myeloid Leukemia Glioblastoma Multiforme
Genetic Modification
Lymphocytic Progenitors
CYNK-101
Gastric Cancer (Herceptin)
Placental CAR-T
Mononuclear Cell Separation/ T Cell Isolation
CAR Transduction
Gene Editing
CyCART-19
B-Cell Malignancies (CD19)
Placental Pluripotent
Mesenchymal-like Stromal Cells
Master Cell Bank
Genetic Modification
Working Cell Stock
APPL-001
Crohn's Disease

CONFIDENTIAL

Page 44

PLATFORM

CELULARITY PLACENTAL CAR-T (CyCART)

Solving the Downside of Autologous CAR-T Therapies

AUTOLOGOUS CAR-T THERAPY		*ALLOGENEIC PLACENTAL CAR-T*
Status Quo	**Downside**	**Celularity's Scalable Solution**
➢ All CAR T-cell therapies on the market and most (~75%) of clinical assets are autologous	▪ Complex, high COGS manufacturing and *one-batch, one-patient* supply chain	✓ No apheresis capacity constraints ✓ High volume manufacturing ✓ On-demand, off-the-shelf cryopreserved packaged product
➢ Peripheral blood-derived T-cell is the immune cell 'vehicle' used to express a CAR	▪ Multiple rounds of lymphocyte-depleting therapies cause inconsistent apheresis cell recovery in relapsed or refractory patients	✓ Placentas provide a profuse, renewable source of healthy, ready to use lymphocytes ✓ Placental T-Cells containing abundance of stem cell memory conferring greater expansion and persistence potential
		UNIQUE ADVANTAGES OF PLACENTAL-DERIVED CELLS
➢ "Patient as their own donor" automatically makes the patient part of the supply chain	▪ Therapeutic outcomes affected by *collection-manufacturing-release-administration* timeframe "Long vein-to-vein time"	✓ Dynamic & flexible supply chain ✓ Patient-responsive, not patient-dependent ✓ Simplified logistics, ability to pre-position cryopreserved product at treatment sites

CONFIDENTIAL

Page 45

PLATFORM

CELULARITY PLACENTAL CAR-T (CyCART)

Providing Upside to Adult-donor Allogeneic CAR-T Therapies

ALLOGENEIC CAR-T THERAPY		*ALLOGENEIC PLACENTAL CAR-T*
Status Quo	**Downside**	**Celularity's Scalable Solution**
➢ Requires selection, screening & testing T cells from healthy adult donors e.g. donor bone marrow	▪ Complex logistics, multistep manufacturing process to source, limited scalability, improved speed vs. autologous but still measured in days	✓ No apheresis capacity constraints ✓ High volume manufacturing ✓ On-demand, off-the-shelf cryopreserved packaged product
➢ High cost of treatment inherent of engineered T cell therapy	▪ Requires separate engineering for each new therapeutic candidate	✓ Placentas provide an abundant, renewable source of healthy, ready to use lymphocytes ✓ Placental T-Cells containing abundance of stem cell memory conferring greater expansion and persistence potential
		UNIQUE ADVANTAGES OF PLACENTAL-DERIVED CELLS
➢ Adult donor ≠ universal donor	▪ Potential safety complications observed from graft versus host disease (GvHD), as well as CRS and cerebral edema	✓ Dynamic & flexible supply chain ✓ Patient-responsive, not patient-dependent ✓ Simplified logistics, ability to pre-position cryopreserved product at treatment sites

CONFIDENTIAL

Page 46

PLATFORM

CELULARITY PLACENTAL NK CELLS

Providing Upside to both Adult-donor NK Cells

ADULT DONOR NK CELL THERAPY		*ALLOGENEIC PLACENTAL NK*
Peripheral Blood NK	**iPSC NK**	**Celularity's Scalable Solution**
➢ Apheresis of peripheral blood from healthy donor / patient ➢ Requires voluntary donor	▪ De-differentiated adult fibroblasts ▪ Additional processing required	✓ No apheresis capacity constraints ✓ High volume manufacturing ✓ On-demand, off-the-shelf cryopreserved packaged product
➢ Cytokine activation without expansion or direct expansion on feeder cell platform	▪ Two-stage differentiation: − First from iPSC's to iCD34 cells, and then to NK cells ▪ Expression of multiple de-differentiation genes higher risk of insertional mutagenesis	✓ Feeder cell-free, cytokine cocktail-based NK cell expansion and differentiation ✓ No prior exposure to physiological or environmental factors; no exhaustion
➢ Heterogeneous NK cells with high expression of both NK cell activating receptors and inhibitory receptors (KIRs) ➢ Potential for fratricide exists with CD38 mAb	▪ NK cells with high expression of both NK cell activation and inhibitory receptors (KIRs) ▪ Potential for fratricide necessitated knock out of CD38 when combined with CD38 mAb	✓ Heterogeneous NK cells with high expression of natural cytotoxicity receptors (NCRs) with low expression of inhibitory receptors (KIRs) ✓ No fratricide observed in combination with CD38 targeted approaches

CONFIDENTIAL

Page 47

▪ Three dose cohorts (40, 120 and 360 x10 6 transduced, viable CAR - T cells) ▪ 3+3 design ▪ N=up to 18 ▪ Primary Endpoints : Determine safety and maximum tolerated dose ▪ Secondary Endpoints : ORR (CR+PR), DOR, PFS, OS ▪ Exploratory Endpoints: Persistence of CyCART - 19 PHASE 1 STUDY (SAFETY AND DOSE FINDING) Cohort - 1 (De - escalation): 40 x10 6 cells* N=3** PHASE 2 (EFFICACY) Screening and enrollment: R/r CD19+ B - cell lymphomas Lymphodepletion: Flu 25 mg/m 2 CY 300 mg/m 2 Cohort 1: 120 x10 6 cells N=3 Cohort 2: 360 x10 6 cells N=3 *Cells= Transduced, viable CyCART - 19 cells. **3+3 Design; N up to 6 per Cohort Phase 2 (Cohort expansion) CyCART - 19 dose established in Phase 1 N=80 Projected Timeline/ Key Assumptions : ▪ Q2 2021: IND Submission ▪ Q3 2021: Phase I Study S tart − 6 - month: Dose Finding ▪ Q1 2022: Phase II Start − 9 - month Accrual − 6 - month Follow - up − 6 months: Preparation for Filing ▪ CyCART - 19 dose from Phase 1 Cohort study ▪ N=80 ▪ Primary Endpoints : Determine ORR at(CR+PR) ▪ Secondary Endpoints : Safety, Time to response, DOR, PFS, OS ▪ Exploratory Endpoints: Persistence of CyCART - 19 CyCART - 19 IN R/R B - CELL NHL Phase I/II Study Design CONFIDENTIAL Page 48 PIPELINE

NK CELL THERAPY FOR CANCER IMMUNOTHERAPY Preclinical & Clinical Data Supporting Role of NK cells in the Treatment of Cancer NK CELLS ARE A MAJOR COMPONENT OF THE INNATE IMMUNE SYSTEM ▪ Natural immune cells that eradicate both cancer and virus - infected cells – Directly via cytolytic granule mediated lysis – Indirectly via secretion of immunoregulatory cytokines (e.g. IFN - g) NK CELL ACTIVITY IS THERAPEUTICALLY RELEVANT ▪ Kills cancer cells (e.g., leukemic blasts) without prior sensitization, in a non - MHC restricted or tumor antigen - restricted manner ▪ Key mediators of ADCC (e.g. Rituximab, Cetuximab) ▪ Defective NK cell number & function has been linked to increased cancer risk and tumor development ▪ NK cell activity inversely correlated to relapse (anti - metastatic) ▪ NK cells infiltration predicts immune checkpoint blockade responsiveness Source: Imai et al., Lancet, 2000; Levy et al., J Biomed Biotech 2011; Barry et al., Nat Med 2018; Lorenzo - Herrenro et al., Cancers 2019; Pasero et al., Oncotarget 2015; Hsu et al., JCI 2018. Image: NK Cell (Yellow) Attack A Cancer Cell; https://www.sciencemag.org/news/2018/09/engineered - natural - killer - cells - may - be - next - great - cancer - immunotherapy CONFIDENTIAL Page 49 PIPELINE

INDUCTION Biopsies (2) - at the screening, after completing induction (before starting chemotherapy), PET Scans (3) - at screening, after induction phase and before starting maintenance, Planned interim efficacy analyses: ▪ After induction ▪ After 3 cycles ▪ After 6 cycles Planned primary efficacy analysis – 6 months from starting treatment T - CYNK CYNK Cy/Flu T - FOX CYNK CYNK T - FOX CYNK CYNK T - FOX CYNK CYNK T - FOX CYNK 0 - 2 7 1 14 15 25 18 28 29 39 32 42 43 53 46 56 84 95 88 98 CYNK Cycle 1 Cycle 2 Cycle 3 Cycle 4 - 6 12 months Trastuzumab Q2W No CYNK If CR DLT Period 42 days (CYNK+Trastuzumab+mFOLFOX - 6) TREATMENT MAINTENANCE PET & CT Tumor Bx Staging CT Q6W PET FOX: mFOLFOX - 6 T: Trastuzumab Trastuzumab Q2W CYNK - 101 Q2W If PR Trastuzumab Q2W CYNK - 101 Q2W If SD CYNK - 101 PHASE 1/2A TRIAL Treatment Schedule CONFIDENTIAL Page 50 PIPELINE

Dose Level 1 CYNK - 101 + SOC* at 1.8x10 9 cells ▪ CYNK - 101 + SOC (Trastuzumab + mFOLFOX - 6) ▪ Dose escalation (3+3) with DLT period of 42 days followed by expansion up to 8 subjects per dose ▪ N=24 ▪ HER2+ GEJ/Gastric adenocarcinoma ▪ Trastuzumab naïve ▪ General objective: to establish MTD and recommended phase 2 dose (RP2D) PHASE 1/2A (SAFETY AND FEASIBILITY) CYNK RP2D ENDPOINTS/ASSUMPTIONS: ▪ Primary Endpoint : − Phase 1 portion: safety (MTD), CR rate − Phase 2a portion (expansion): PFS (6m), CR Rate ▪ Secondary Endpoints: ORR, DOR, PFS, mOS , safety, pharmacodynamics/translational ▪ Assumptions for primary analysis at 6 months: − PFS at 6 month - 75% or better − CR Rate – 25% or better Dose Level 2 CYNK - 101 + SOC* at 3.6x10 9 cells Cohort 2 Cohort 1 *SOC = Standard of care (Trastuzumab + mFOLFOX - 6) Dose Level 3 CYNK - 101 + SOC* at 7.2x10 9 cells Cohort 3 After 3 subjects: if safe • Expand to up 8 total subjects • Start cohort 2 After 3 subjects: if safe • Expand to up 8 total subjects • Start cohort 3 After 3 subjects: if safe • Expand to up 8 total subjects CYNK - 101 PHASE 1/2A TRIAL Design CONFIDENTIAL Page 51 PIPELINE

Phase 1/2a Label Indication Previously untreated HER2+ metastatic GEJ/Gastric Adenocarcinoma Target Patient Population Previously untreated subjects with metastatic or advanced unresectable gastroesophageal junction (GEJ) or gastric adenocarcinoma over - expressing HER - 2 Patient Enrollment ▪ 3 cohorts, 24 subjects total – for phase 1/2a Primary Endpoint ▪ mPFS (6m), CR Rate Secondary Endpoints ▪ Overall Response Rate as measured by RECIST 1.1, Duration of Response ( DoR ), mPFS , mOS and safety Trial Duration ▪ 10 months accrual , 6 months follow - up for efficacy Logistics ▪ North America, 10 sites Data Availability ▪ 2022 Q2 (1st interim data) ▪ 2022 Q4 (Final) CONFIDENTIAL Page 52 CYNK - 101 PHASE 1/2A TRIAL Timeline PIPELINE

PIPELINE

APPL CROHN'S DISEASE (CD)

Pivotal Study Design

Study Design: Randomized, double-blind, Placebo-controlled study in adults with 5 doses of 1/4th unit APPL (~ 37 million cells) over 8 weeks vs. Humira treatment.

Study Population: Moderate-to-Severe CD (CDAI score: 220-450) who are refractory to Corticosteroids

Primary objective: To assess the clinical efficacy by measuring response/remission rates during the induction phase as well as to explore durability of response during the maintenance phase in subjects with moderate to severe CD. Subjects shall be re-treated if a flare is developed during the 1-year.

Secondary Objective: The secondary objectives of this study are to assess clinical improvement by endoscopic measurements and quality of life assessments.

Primary Endpoint: To assess clinical efficacy, the modified Crohn's Disease Activity Index (CDAI) scoring system will be used to measure the following:

- Clinical Remission: Reduction of CDAI score to less than 150 points 4-6 weeks
- Clinical Remission: Reduction of CDAI score to less than 150 points 1-year

Secondary Endpoints:

- Clinical Response Rate: Reduction in CDAI score by 100 points to the baseline at 1-year
- Evaluation of mucosal healing as measured by Simple Endoscopic Score for Crohn's Disease (SES-CD) at week 4-6 and 1-year
- Patient-reported outcome of quality of life as measured by Inflammatory Bowel Disease Questionnaire (IBDQ)

Sample Size: 162 subjects in each arm (80% power and 10% drop out) involving APPL versus Humira with NI margin of 12%

Timeline Estimate:

- IND: 1H 2022

CONFIDENTIAL

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CONFIDENTIAL Page 54